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                                                                     Exhibit 10h
December 2, 2000


Mr. Brent Buck
Murray Income Properties
299 South 9th Street
Suite 203
Oxford, MS 38655

RE:   Tower Place Festival
      Management Contract Renewal

Dear Brent:

Our current Management Agreement, dated December 12, 1994 and renewed each year in letter agreements between Murray Income Properties and CK Retail Charlotte Overhead Limited Partnership is in the process of expiring. It is our desire to renew this management contract upon the same terms and conditions as the previous management, dated December 12, 1994, with the exception that the term shall now expire on December 31, 2001. I have attached as Exhibit "A", a copy of the December 12, 1994 management agreement and would like you to indicate your approval of the renewal and the new expiration date by signing this renewal agreement in the appropriate space below.

It has been a pleasure to be the property manager/leasing agent at Tower Place Festival and we look forward to continuing our relationship as your management agent in the future.

RENEWAL AGREEMENT ACCEPTED:

CK Charlotte Overhead Limited Partnership   Tower Place Joint Venture
a North Carolina Limited Partnership        By:   Murray Income Properties I,
                                                  LTD.
By:   Childress Klein Retail-Charlotte            A Texas Ltd. Partnership,
      #2, Inc., Its General Partner               Joint Venturer
                                            By:   Murray Realty Investors VIII,
                                                  Inc.
                                                  A Texas Corp., General Partner


BY:  David Haggart                          By:   Brent Buck
     ---------------------------                  ----------
     David Haggart, Vice President                Brent Buck, Executive Vice
                                                  President

Attest/Witness:                             Witness:


Wendy Roy                                   Joni Armstrong
--------------------------------            ------------------------------------
Title: Secretary                            Name: Joni Armstrong


(Corporate Seal)